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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 12, 2003


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                            TRUE TEMPER SPORTS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


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            DELAWARE                      333-72343            52-2112620
(State or other jurisdiction of         (Commission           (IRS Employer
         incorporation)                 File Number)        Identification No.)

                              8275 TOURNAMENT DRIVE
                                    SUITE 200
                            MEMPHIS, TENNESSEE 38125
          (Address of Principal Executive Offices, including Zip Code)



                            TELEPHONE: (901) 746-2000
              (Registrant's Telephone Number, Including Area Code)




                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits

            99.1 Press Release issued by True Temper Sports, Inc. dated August 12, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On August 12, 2003, True Temper Sports, Inc. announced its condensed consolidated financial results for the quarter ended June 29, 2003. A copy of the press release is furnished with this report as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    True Temper Sports, Inc.


Date: August 18, 2003               By:/s/   Scott C. Hennessy
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                                    Name: Scott C. Hennessy
                                    Its:  President and Chief Executive Officer


Date: August 18, 2003               By:/s/   Fred H. Geyer
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                                    Name: Fred H. Geyer
                                    Its:  Senior Vice President,
                                          Chief Financial Officer and Treasurer


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